UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2005 (February 7, 2005)

Cendant Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street
New York, NY	10019
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.

     On February 7, 2005, we reported our fourth quarter and full year 2004 results. Our fourth quarter and full year 2004 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

     The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Cendant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure.

     On February 7, 2005, we announced that we would incur a charge to fourth quarter 2004 earnings related to a third party dispute. The press release announcing this charge is attached as Exhibit 99.2 and is incorporated by reference herein.

     The information in this item is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Cendant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this item is not intended to, and does not, constitute a determination or admission by Cendant that the information in this item is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Cendant or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

     (c)   Exhibits

99.1	Press Release: Cendant Reports Record Results for Fourth Quarter and Full Year 2004.

99.2	Press Release: Cendant to Incur Charge to Fourth Quarter 2004 Earnings Related to Third Party Dispute.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

By:	/s/ Virginia M. Wilson
Virginia M. Wilson Executive Vice President and Chief Accounting Officer

Date: February 7, 2005

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CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 7, 2005

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release: Cendant Reports Record Results for Fourth Quarter and Full Year 2004.

99.2	Press Release: Cendant to Incur Charge to Fourth Quarter 2004 Earnings Related to Third Party Dispute.

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